                                                                    EXHIBIT 23.4



               Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of CSX Trade Receivables Corporation of our report dated March 12, 1998, included in its 1997 Annual Report (Form 10-K), filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP



Richmond, Virginia
May 19, 1998